272536548 v2 1 ACTION BY UNANIMOUS WRITTEN CONSENT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF KRONOS BIO, INC. The undersigned, constituting all of the members of the Compensation Committee (the “Committee”) of the Board of Directors of KRONOS BIO, INC., a Delaware corporation (the “Company”), pursuant to Section 141(f) of the Delaware General Corporation Law, hereby adopt the following resolutions by unanimous written consent: SEVERANCE AND CHANGE IN CONTROL PLAN PARTICIPATION AGREEMENT AMENDMENT WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to adopt an amended form of Participation Agreement under the Company’s Severance and Change in Control Plan in order to provide for equity acceleration benefits to C- level employees, in accordance with their employment agreements with the Company. RESOLVED, that the amended form of Participation Agreement under the Company’s Severance and Change in Control Plan in substantially the form attached hereto as Exhibit A be, and it hereby is, adopted and approved in all respects. GENERAL AUTHORIZING RESOLUTION RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to take such actions and execute such documents as each may deem necessary or appropriate in order to carry out and perform the purposes of the foregoing resolution, and all actions authorized by this resolution and taken by such officers prior to the date of this resolution are hereby ratified and approved in all respects. [SIGNATURE PAGE FOLLOWS] DocuSign Envelope ID: FC565EFD-41FA-4C85-9E97-977CE7113865

272536548 v2 2 Each of the undersigned Committee members has signed this Action by Unanimous Written Consent as of the date set forth across from his or her name below: DIRECTORS: Arie S. Belldegrun, M.D. Date Marianne De Backer, Ph.D. Date Roshawn Blunt Date DocuSign Envelope ID: FC565EFD-41FA-4C85-9E97-977CE7113865 7/31/2022 8/2/2022 8/1/2022

272536548 v2 EXHIBIT A AMENDED FORM OF PARTICIPATION AGREEMENT UNDER SEVERANCE AND CHANGE IN CONTROL PLAN DocuSign Envelope ID: FC565EFD-41FA-4C85-9E97-977CE7113865